UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 10, 2006
                                                       -------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27290                            11-3191686
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    (Commission File Number)         (IRS Employer Identification No.)

         37-16 23rd Street
       Long Island City, New York                        11101
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 (Address of Principal Executive Offices)             (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

           On March 13, 2006, KSW, Inc. (the "Company") issued a press release announcing the election of Warren O. Kogan to its Board of Directors as of March 10, 2006 to fill the vacant seat in Class III. At this time, Mr. Kogan has not been appointed to a committee of the Company's board of directors. The Company will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available. There is no arrangement or understanding between Mr. Kogan and any other persons pursuant to which Mr. Kogan was elected as a director. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

99.1 Press Release of KSW, Inc., dated March 13, 2006, announcing the election of Warren O. Kogan to the Board of Directors.









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KSW, INC.


                                    By:  /s/ Floyd Warkol
                                        ----------------------------------------
                                        Name:  Floyd Warkol
                                        Title: Chief Executive Officer




Date: March 13, 2006








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
                                  EXHIBIT INDEX

        EXHIBIT NO.                DESCRIPTION

          99.1 Press Release of KSW, Inc., dated March 13, 2006, announcing the election of Warren O. Kogan to the Board of Directors.
















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